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                                                                    EXHIBIT 23.2



                              CONSENT OF COUNSEL
                              ------------------



To:  The Colonial BancGroup, Inc.

     We hereby consent to the use in this registration statement of The Colonial BancGroup, Inc., on Form S-3 of our name in this registration statement. We also consent to the reference to our firm under the caption "Legal Matters."



                                /s/ Miller, Hamilton, Snider & Odom, L.L.C.

                                MILLER, HAMILTON, SNIDER & ODOM, L.L.C.

August 20, 2001